                                                                   EXHIBIT 10.31
                                                                  CONFORMED COPY

                                SECOND AMENDMENT
                                     TO THE
                           FIRST AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER
                             DATED AUGUST 11, 2000
                                     AMONG
                     UNITED PAN-EUROPE COMMUNICATIONS N.V.,
                             PRIORITY TELECOM N.V.,
                     PRIORITY ACQUISITION SUBSIDIARY, INC.
                                      AND
                       CIGNAL GLOBAL COMMUNICATIONS, INC.
                             DATED OCTOBER 26, 2000

                                 ALLEN & OVERY
                                    NEW YORK

SECOND AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER dated as of October 26, 2000 by and among United Pan-Europe Communications N.V., a public company incorporated with limited liability under the laws of The Netherlands ("UPC"), Priority Telecom N.V. a private company incorporated with limited liability under the laws of The Netherlands ("PRIORITY"), Priority Acquisition Subsidiary, Inc., a Delaware corporation and a wholly owned direct subsidiary of Priority ("MERGER SUB"), and Cignal Global Communications, Inc., a Delaware corporation ("CIGNAL").

                                  WITNESSETH:

    WHEREAS, an Agreement and Plan of Merger, dated as of May 19, 2000 (the "ORIGINAL AGREEMENT"), among UPC, Priority, Merger Sub, and Cignal was duly executed by the parties thereto, which provides for, among other things, the merger of Merger Sub into Cignal;

    WHEREAS, a First Amended and Restated Agreement and Plan of Merger, dated as of August 11, 2000 (the "MERGER AGREEMENT"), among UPC, Priority, Merger Sub and Cignal was duly executed by the parties thereto to amend and restate the Original Agreement in its entirety;

    WHEREAS, a First Amendment to the First Amended and Restated Agreement and Plan of Merger (the "FIRST AMENDMENT"), dated as of August 29, 2000, was duly executed by the parties to amend Article 7.1 of the Merger Agreement.

    WHEREAS, the parties hereby desire to further amend Article 7.1 of the Merger Agreement as provided for below and the substance of such amendment has been approved by the consent of each of the parties to the Merger Agreement as of the date hereof;

    WHEREAS, all things necessary have been done to make this Amendment to the Merger Agreement valid according to its terms and the terms of the Merger Agreement;

              NOW THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

    Section 1.1 Amendment of Article 7.1 Article 7.1 of the Merger Agreement, as amended by the First Amendment, is hereby further amended by the deletion from subsection (b) of the date "October 31, 2000" and its replacement by the date "November 4, 2000".

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Merger Agreement to be duly executed, as of October 26, 2000.

UNITED PAN-EUROPE COMMUNICATIONS, N.V.,

By:                              /s/ JOHN RIORDAN
               ----------------------------------------------------
                                   John Riordan
                                     PRESIDENT

By:                            /s/ ANTON M. TUIJTEN
               ----------------------------------------------------
                                   Anton Tuijten
                       SENIOR VICE PRESIDENT/GENERAL COUNSEL

PRIORITY TELECOM N.V.

By:                          /s/ GINA A. VAN DER WERF
               ----------------------------------------------------
                               Gina A. van der Werf
                                 ATTORNEY IN FACT

By:                              /s/ JEREMY EVANS
               ----------------------------------------------------
                                   Jeremy Evans
                                  GENERAL COUNSEL

PRIORITY ACQUISITION SUBSIDIARY, INC.

By:                          /s/ GINA A. VAN DER WERF
               ----------------------------------------------------
                               Gina A. van der Werf
                                 ATTORNEY IN FACT

CIGNALGLOBAL COMMUNICATIONS, INC.

By:                              /s/ CHRIS ROONEY
               ----------------------------------------------------
                                   Chris Rooney
                              CHIEF EXECUTIVE OFFICER

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